SUPPLEMENT DATED DECEMBER 16, 2013
TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2013

WRL ASSOCIATE FREEDOM ELITE BUILDER®
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your Statement of Additional Information.   Please read it carefully and retain it for future reference.  All terms that are not defined in this supplement shall have the same meanings as the same terms used in the prospectus.

Front Cover Page:

The first paragraph is deleted in its entirety and replaced with the following:

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL Associate Freedom Elite Builder® a flexible premium variable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2013, as supplemented, by calling our administrative office at 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the mailing address at, Western Reserve Life, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.  The prospectus sets forth information that a prospective investor should know before investing in a Policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.